UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2011
VESTIN REALTY MORTGAGE I, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-125347	20-4028839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 WEST SUNSET ROAD, SUITE 200
LAS VEGAS, NEVADA 89148
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 18, 2011, the Audit Committee of Vestin Realty Mortgage I, Inc (the “Company”) determined, upon advice of management, that the financial statements included in the Quarterly Report on Form 10-Q for the period ended September 30, 2010 (the “Previously Issued Financial Statements”) should be restated because they contain an error addressed in Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 250, Accounting Changes and Error Corrections.  Accordingly, the Previously Issued Financial Statements issued by the Company should not be relied upon.  The Company intends to correct the error by including restated financial statements in the amendment to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

Real estate held for sale (“REO”) includes real estate acquired through foreclosure of a loan.  Pursuant to Accounting Standards Codification (“ASC”) 310-10-40-3, REO is carried at the lower of the recorded amount, inclusive of any senior indebtedness, or the property's estimated fair value, less estimated costs to sell, with fair value based on appraisals and knowledge of local market conditions.  It is not our intent to invest in or to own real estate as a long-term investment; consequently, we generally seek to sell properties acquired through foreclosure as quickly as circumstances permit, taking into account current economic conditions.

The error in the Previously Issued Financial Statements relates to the classification of the resulting investment in the existing business and related real estate following the foreclosure of the Rightstar International loan ( the “Foreclosure”) in July 2010.  Traditionally, the Company funds loans for the purchase of property to be developed, and the collateral on the loan is that property.  As such, the Company initially recorded the Foreclosure as REO.  However, upon the Foreclosure, the Company acquired both the property and the existing business.  At the time of the Foreclosure, the Rightstar assets were moved into Hawaii Funeral Services, LLC and business continued under that name, with the Company, in combination with Vestin Realty Mortgage II, Inc., obtaining 100% interest.  With there being an existing business that generates revenue, the acquisition of Hawaii Funeral Services, LLC should have been recorded using the equity method on the financial statements of the Company.  As of the date of this Current Report, management of the Company has not had sufficient time to determine the impact of this error on the Previously Issued Financial Statements.

The Company’s board of directors and management discussed the matters set forth herein with JLK Partners, LLP, the Company’s registered independent public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN REALTY MORTGAGE I, INC.

	By	Vestin Mortgage, LLC., its sole manager

Date: March 18, 2011	By	/s/ Eric Bullinger
Eric Bullinger
Chief Financial Officer